Exhibit 99.1

Mawson Infrastructure Group Inc. Becomes Big Digital Energy, Inc.; Receives

Nasdaq Listing Determination; Already in Compliance, To Request Hearing

Company Expects to Begin Trading on Nasdaq Under the New Ticker Symbol “BGDE” on April 30, 2026

MIDLAND, PA – April 23, 2026 — Mawson Infrastructure Group Inc. (the “Company”) (Nasdaq: MIGI) today announced that it has submitted the relevant documentation with the State of Delaware to update its name to Big Digital Energy, Inc., effective April 24, 2026, and that, subject to approval by Nasdaq, its common stock is expected to begin trading on The Nasdaq Capital Market (“Nasdaq”) under the ticker symbol “BGDE” upon market open on April 30, 2026. The Company’s CUSIP number will remain unchanged, and no action is required from stockholders in relation to this change.

Phil Stanley, Chief Executive Officer of Mawson, commented, “The transition to Big Digital Energy and our new ticker symbol ‘BGDE’ marks a pivotal new chapter for the Company. Our rebranding is more than a name change; it’s a commitment from our Board and Executive Team to focus investments on energy infrastructure to support the computing needs of the future and position Big Digital for sustainable growth. This renewed focus and investment is aligned with our commitment to accountability, disciplined execution, and delivering long-term value for our shareholders. The management team has hit the ground running, visiting our operating sites, engaging directly with capital partners, and identifying the highest-quality assets to drive near and long-term growth. We are energized by the opportunities ahead and expect to provide meaningful updates on all fronts in the near future”

Separately, Mawson also announced that on April 17, 2026, it received a delist determination from Nasdaq based upon stockholders’ equity of less than $2.5 million, as required by Nasdaq Listing Rule 5550(b)(1), as of December 31, 2025. The Company plans to timely request a hearing before the Nasdaq Hearings Panel (the “Panel”) to present its plan to evidence compliance with the Rule. The request will stay any suspension or delisting action by Nasdaq at least pending the hearing and the expiration of any compliance period that may be granted by the Panel.

Mr. Stanley commented on the determination. “The Company believes it is already in compliance with Nasdaq’s listing requirements, which we will demonstrate in the plan submitted to the Panel. The determination received is a vestige of prior management and does not reflect the Company’s current financial position or operational trajectory. Under the new leadership team, we have moved swiftly to restore compliance and are focused on continuing to strengthen the business and deliver value to our shareholders.”

About Mawson Infrastructure Group Inc.

Mawson (Nasdaq: MIGI; expected to change to “BGDE” on April 30, 2026) is a U.S.-based technology company that designs, builds, and operates next-generation digital infrastructure platforms. The Company provides services spanning artificial intelligence (“AI”), high performance computing (“HPC”), digital assets (including Bitcoin mining), and other intensive compute applications. The Company delivers both self-mining operations and colocation/hosting for enterprise customers, with a vertically integrated infrastructure model built for scalability and efficiency.

A core part of the Company’s strategy is powering its operations with carbon-free energy resources—including nuclear power—ensuring that its compute platforms support the rapid growth of the digital economy in an environmentally sustainable way. With 129 megawatts of capacity already online and more under development, the Company is positioning itself as a competitive provider of carbon-aware digital infrastructure solutions.

For more information about the Company, visit: https://mawsoninc.com

CAUTIONARY LANGUAGE ON FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, the Company’s ability to realize its potential to become a valuable digital infrastructure platform and create value for shareholders. There can be no assurance that the results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company.

These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially, including, without limitation, continued evolution and uncertainty related to technologies and digital infrastructure; our ability to continue as a going concern; our ability to maintain the listing of our common stock on Nasdaq; the availability of our “at-the-market” program and our ability or inability to secure additional funds through equity financing transactions; access to reliable and reasonably priced electricity sources; operational, maintenance, repair, safety, and construction risks; the failure or breakdown of mining equipment, or internet connection failure; our reliance on key management personnel and employees; recent changes in our management personnel, our ability to attract or retain the talent needed to sustain or grow the business; our ability to develop and execute on our business strategy and plans; counterparty risks related to our customers, agreements and/or contracts; the loss of a significant digital colocation customer; adverse actions by creditors, debt providers, or other parties; continued evolution and uncertainty related to growth in blockchain and Bitcoin and other digital assets’ usage; high volatility in Bitcoin and other digital assets’ prices and in value attributable to our business; our need to, and difficulty in, raising additional debt or equity capital and the availability of financing opportunities; failure to maintain required compliance to remain eligible for the most cost-effective forms of raising additional equity capital; the evolution of AI and HPC market and changing technologies; the slower than expected growth in demand for AI, HPC and other accelerated computing technologies; the ability to timely implement and execute on AI and HPC digital infrastructure contracts or deployment; the ability to timely complete the digital infrastructure build-out in order to achieve its revenue expectations for the periods mentioned; downturns in the digital assets industry; counterparty risks and risks of delayed or delinquent payments from customers and others; inflation, economic or political environment; cyber-security threats; our ability to obtain proper insurance; banks and other financial institutions ceasing to provide services to our industry; changes to the Bitcoin and/or other networks’ protocols and software; the decrease in the incentive or increased network difficulty to mine Bitcoin; the increase of transaction fees related to digital assets; the fraud or security failures of large digital asset exchanges; the regulation and taxation of digital assets like Bitcoin; our ability to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act of 2002; how our common stock shares may and/or will be impacted by the dismissal of the involuntary petition filed against us in the United States Bankruptcy Court for the District of Delaware; material litigation, investigations, or enforcement actions, including by regulators and governmental authorities; and other risks described in the Company’s filings with the SEC. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this release, except as required by law. Additional information regarding these and other factors can be found in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q.

CONTACT

Investor Relations: [IR@mawsoninc.com]

Partnerships: [Partnerships@mawsoninc.com]

Media and Press: [mediarelations@mawsoninc.com]

Website: [www.mawsoninc.com]